Exhibit 99.1
Verde Clean Fuels, Inc. Reports Q2 2026 Results
•Maintained strong balance sheet with $53.5 million cash and no debt
•Realized 24% lower Q2 net loss year-over-year as cost savings initiatives continue
•Advancing evaluation of strategic alternatives

HOUSTON – August 10, 2026 - Verde Clean Fuels, Inc. (“Verde” or the "Company”) (Nasdaq: VGAS) announced today financial results for the second quarter and first half of 2026.
“During the second quarter, we continued to execute on our cost reduction initiatives while maintaining financial flexibility, ending the quarter with more than $50 million of cash and no debt. We remain focused on preserving shareholder capital while advancing our technology deployment strategy and evaluating potential strategic opportunities that we believe could maximize shareholder value," said George Burdette, CEO of Verde.
As of June 30, 2026, the Company had $53.5 million of cash and cash equivalents and no debt. Shares outstanding remained unchanged at 44.5 million shares including both Class A and Class C common stock.
For the second quarter 2026, the Company recorded a net loss of $(1.9) million and diluted net loss per share of Class A common stock of $(0.04) compared to a net loss of $(2.5) million and diluted net loss per share of Class A common stock of $(0.07) for the same period in 2025. For the first half of 2026, the Company recorded a net loss of $(4.3) million and diluted net loss per share of Class A common stock of $(0.10), compared to a net loss of $(5.3) million and diluted net loss per share of Class A common stock of $(0.15) for the same period in 2025. The lower losses were primarily due to implementation of our cost savings initiatives, which resulted in lower general and administrative expenses.
About Verde Clean Fuels, Inc.
Verde owns an innovative and proprietary gas-to-liquids processing technology capable of converting low-value or stranded feedstocks into higher-value clean transportation fuels. Our synthesis gas (“syngas”)-to-gasoline plus (STG+®) process is designed to convert syngas, derived from a variety of feedstocks, including natural gas and biomass, into fully finished liquid fuels that require no additional refining. The STG+® technology is engineered for industrial-scale deployment and intended to be delivered in standardized modular units. Over $150 million has been invested in the development and demonstration of the STG+® technology since 2007, including the construction and operation of a demonstration plant that has completed over 10,000 hours of operation.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the Company’s expectations and any future financial performance, the Company’s strategy, future operations, financial position, prospects, plans, goals and objectives of management are forward-looking statements. The words “could,” “should,” “would,” “will,” “aim,” “may,” “focus,” “believe,” “anticipate,” ”intend,” “estimate,” “expect,” “advance,” ”project,” “plan,” “potential,” "goal,” “strategy,” “proposed,” “positions,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. These risks and uncertainties include, but are not limited to: changes in general economic, financial, legal, regulatory, political, governmental and business conditions; changes in domestic and foreign markets and policies; the failure of the Company to deploy its technology; the failure of the Company to commercialize its technology for any reason; the failure of the Company to complete any transaction; the risks and uncertainties relating to the implementation of the Company’s strategy and the timing of any business milestone; and delays in acquisition, financing, construction and development of any potential project. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov.

Contacts

Investor Relations:
Caldwell Bailey (ICR)
verdeIR@icrinc.com

VERDE CLEAN FUELS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share and per share amounts)	2026	2025	2026	2025
General and administrative expenses	$2,359	$3,094	$5,032	$6,092
Research and development expenses	165	145	346	329
Total operating loss	2,524	3,239	5,378	6,421

Other (income)	(478)	(665)	(985)	(1,196)
Loss before income taxes	(2,046)	(2,574)	(4,393)	(5,225)
Income tax expense (benefit)	(106)	(28)	(60)	25
Net loss	$(1,940)	$(2,546)	$(4,333)	$(5,250)
Net loss attributable to noncontrolling interest	$(1,033)	$(1,286)	$(2,219)	$(2,743)
Net loss attributable to Verde Clean Fuels, Inc.	$(907)	$(1,260)	$(2,114)	$(2,507)

Earnings per share
Weighted average Class A common stock outstanding, basic and diluted	22,070,453	18,836,078	22,070,453	16,833,316
Loss per share of Class A common stock	$(0.04)	$(0.07)	$(0.10)	$(0.15)

VERDE CLEAN FUELS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of
(in thousands, except share and per share amounts)	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$53,454	$57,215
Restricted cash	100	100
Accounts receivable – other	-	145
Prepaid expenses and other current assets	790	466
Total current assets	54,344	57,926

Non-current assets:
Property, plant and equipment, net	53	62
Intellectual property and patented technology	1,925	1,925
Operating lease right-of-use assets, net	339	173
Deposits	161	161
Total non-current assets	2,478	2,321
Total assets	$56,822	$60,247

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$443	$985
Accrued liabilities	1,141	906
Operating lease liabilities	359	174
Other current liabilities	134	35
Total current liabilities	2,077	2,100

Non-current liabilities:
Operating lease liabilities	-	12
Total non-current liabilities	-	12
Total liabilities	2,077	2,112
Commitments and contingencies

Stockholders’ equity
Class A common stock, par value $0.0001 per share, 22,049,621 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	2	2
Class C common stock, par value $0.0001 per share, 22,500,000 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	2	2
Additional paid in capital	65,153	64,070
Accumulated deficit	(36,329)	(34,215)
Noncontrolling interest	25,917	28,276
Total stockholders’ equity	54,745	58,135
Total liabilities and stockholders’ equity	$56,822	$60,247